UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
4.800% Notes due 2028	WELL28	New York Stock Exchange
4.500% Notes due 2034	WELL34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

On April 13, 2020, the Board of Directors approved the executive promotions and title changes of Shankh Mitra to Vice Chair, Chief Operating Officer and Chief Investment Officer of Welltower Inc. (the “Company”) and Tim McHugh to Executive Vice President - Chief Financial Officer of the Company, both effective immediately. Prior to these promotions, Mr. Mitra served as Executive Vice President - Chief Investment Officer of the Company and Mr. McHugh served as the Senior Vice President - Chief Financial Officer of the Company.

On April 13, 2020, the Company entered into a new Employment Agreement with Thomas J DeRosa, the Company’s Chief Executive Officer, which will become effective on April 13, 2020 upon the expiration of his current employment agreement.

Mr. DeRosa’s new Employment Agreement is the same in all material respects as his current terms and conditions of employment except with respect to the following specific provisions.

The new Employment Agreement updates the terms of Mr. DeRosa’s non-competition covenant to be consistent with the terms of the Long-Term Incentive Programs established pursuant to the Welltower Inc. 2016 Long-Term Incentive Plan, which were adopted by the Company following the effective date of Mr. DeRosa’s prior employment agreement. It also provides that certain terminations of employment shortly prior to the occurrence of a Change in Corporate Control will be considered to be made on account of a Change in Corporate Control. Finally, the new Employment Agreement provides that for the next renewal cycle, a decision by the Company not to renew the Employment Agreement will be deemed to be a termination without cause by the Company of Mr. DeRosa’s employment.

The foregoing description of the new Employment Agreement is qualified in its entirety by reference to such agreement, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

99.1	Amended and Restated Employment Agreement, dated April 13, 2020, between Welltower Inc. and Thomas J. DeRosa

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2020

WELLTOWER INC.

By:	/s/ MATTHEW MCQUEEN
Name:	Matthew McQueen
Title:	Senior Vice President - General Counsel and Corporate Secretary

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